UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 23, 2016

Tribune Publishing Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36230	38-3919441
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

435 North Michigan Avenue
Chicago, Illinois 60611
(Address of Principal Executive Offices)

312-222-9100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-49(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On May 23, 2016, Tribune Publishing Company (“Tribune Publishing”) sent a letter to Gannett Co., Inc. (“Gannett”) (the “Gannett Letter”) and issued a press release.  Copies of the Gannett Letter and the press release are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The Gannett Letter and the press release are being furnished pursuant to Item 7.01, and the information contained therein shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)  The following exhibit is filed with this Current Report on Form 8-K

Exhibit Number	Description

99.1	Letter to Gannett Co., Inc. dated May 23, 2016

99.2	Press Release dated May 23, 2016

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties, including, without limitation, statements regarding Tribune Publishing’s expectations regarding any discussions with Gannett and its strategic plan. Statements containing words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “will,” “projections,” “continue,” “business outlook,” “estimate,” “outlook,” or similar expressions constitute forward-looking statements. Differences in Tribune Publishing’s actual results from those described in these forward-looking statements may result from actions taken by Tribune Publishing as well as from risks and uncertainties beyond Tribune Publishing’s control. These risks and uncertainties include competition and other economic conditions including fragmentation of the media landscape and competition from other media alternatives; changes in advertising demand, circulation levels and audience shares; Tribune Publishing’s ability to develop and grow its online businesses; Tribune Publishing’s reliance on revenue from printing and distributing third-party publications; changes in newsprint prices; macroeconomic trends and conditions; Tribune Publishing’s ability to adapt to technological changes; Tribune Publishing’s ability to realize benefits or synergies from acquisitions or divestitures or to operate its businesses effectively following acquisitions or divestitures; Tribune Publishing’s success in implementing expense mitigation efforts; Tribune Publishing’s reliance on third-party vendors for various services; adverse results from litigation, governmental investigations or tax-related proceedings or audits; Tribune Publishing’s ability to attract and retain employees; Tribune Publishing’s ability to satisfy pension and other postretirement employee benefit obligations; changes in accounting standards; the effect of labor strikes, lockouts and labor negotiations; regulatory and judicial rulings; Tribune Publishing’s indebtedness and ability to comply with debt covenants applicable to its debt facilities; Tribune Publishing’s ability to satisfy future capital and liquidity requirements; Tribune Publishing’s ability to access the credit and capital markets at the times and in the amounts needed and on acceptable terms; and other events beyond Tribune Publishing’s control that may result in unexpected adverse operating results. Tribune Publishing’s actual results could also be impacted by the other risks detailed from time to time in its publicly filed documents, including in Item 1A (Risk Factors) of its most recent Annual Report on Form 10-K, in its Quarterly Report on Form 10-Q and in other reports filed with the Securities and Exchange Commission. Tribune Publishing undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

TRIBUNE PUBLISHING COMPANY

Date:	May 23, 2016	By:	/s/ Julie K. Xanders
		Name:	Julie K. Xanders
		Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Letter to Gannett Co., Inc. dated May 23, 2016

99.2	Press Release dated May 23, 2016